EXHIBIT 32.2

CERTIFICATION OF DONALD R. RAMON

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Invesco Mortgage Capital Inc.’s (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2012 (the “Report”), I, Donald R. Ramon, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 1, 2013	/s/ Donald R. Ramon
Donald R. Ramon
Chief Financial Officer